LEGG MASON PARTNERS INCOME TRUST

JUNE 10, 2010

SUPPLEMENT TO SUMMARY PROSPECTUS OF

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

DATED FEBRUARY 26, 2010

AND

SUPPLEMENT TO PROSPECTUS OF

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

DATED FEBRUARY 26, 2010

Summary Prospectus

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 26, 2010, as supplemented on March 12, 2010, May 21, 2010 and June 10, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as supplemented on March 12, 2010, May 21, 2010 and June 10, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

The sub-section labeled “Portfolio managers” under the section titled “Management” in the fund’s Summary Prospectus is deleted and replaced with the following:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Andres Sanchez Balcazar, Peter Stutz and Paul Wynn. Messrs. Leech, Walsh and Stutz have been portfolio managers for the fund since 2006. Mr. Wynn has been a portfolio manager of the fund since 2007. Mr. Balcazar became a portfolio manager for the fund in June 2010. These portfolio managers work together with a broader investment management team.

Prospectus

The sub-section labeled “Portfolio managers” under the section titled “Management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers: S. Kenneth Leech, Stephen A. Walsh, Andres Sanchez Balcazar, Peter Stutz and Paul Wynn. Messrs. Leech, Walsh and Stutz have been portfolio managers for the fund since 2006. Mr. Wynn has been a portfolio manager of the fund since 2007. Mr. Balcazar became a portfolio manager for the fund in June 2010. These portfolio managers work together with a broader investment management team.

The sub-sections labeled “Manager and subadvisers” and “Portfolio managers” under the section titled “More on fund management” in the fund’s Prospectus are deleted and replaced with the following:

Manager and subadvisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2010, LMPFA’s total assets under management were approximately $194.0 billion.

Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and

Western Asset Management Company Ltd (“Western Asset Japan” and, collectively with Western Asset, Western Asset London and Western Asset Singapore, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100- 6536, Japan.

Western Asset London, Western Asset Singapore and Western Asset Japan provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed income mandates, Western Asset Singapore generally manages Asian (other than Japan) fixed income mandates and Western Asset Japan generally manages Japan fixed income mandates. Each office provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.

Western Asset London, Western Asset Singapore and Western Asset Japan undertake investment-related activities including investment management, research and analysis, and securities settlement.

Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. For funds that permit non-U.S. or global investments, those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London, Western Asset Singapore and Western Asset Japan are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the funds to maintain a cohesive investment management approach.

Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2010, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Singapore and Western Asset Japan, were approximately $478.6 billion.

LMPFA pays the subadvisers a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset, Western Asset London, Western Asset Singapore or Western Asset Japan.

LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2010, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $684.5 billion.

Portfolio managers

The fund is managed by a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior portfolio managers are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These portfolio managers work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech, Stephen A. Walsh, Andres Sanchez Balcazar, Peter Stutz and Paul Wynn. Messrs. Leech, Walsh and Stutz have been portfolio managers of the fund since 2006, and

Mr. Wynn has been a portfolio manager of the fund since 2007. Mr. Balcazar became a portfolio manager of the fund in June 2010. Messrs. Leech, Walsh, Balcazar and Stutz have been employed by Western Asset, and Mr. Wynn has been employed by Western Asset London, in the capacity of portfolio managers for more than five years.

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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